                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------
                              INDEX MUTUAL FUNDS

               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [LOGO] OF IDEX



    IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX Federated Tax Exempt, IDEX Gabelli Global Growth, IDEX Goldman Sachs Growth, IDEX Great
 Companies--AmericaSM, IDEX Great Companies- Global/2/, IDEX Great Companies--
  TechnologySM, IDEX Isabelle Small Cap Value, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth & Income, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX LKCM
  Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small Cap, and IDEX
                            Transamerica Equity


 IMPORTANT INFORMATION FOR SHAREHOLDERS TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

  Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.  ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

A. All shareholders of IDEX Mutual Funds ("IDEX") are being asked to re- elect the current Trustees of the Board of Trustees of IDEX ("Board") and elect two new Trustees.

      --Shareholders are being asked to approve changes to certain fundamental investment restrictions. Each fund's shareholders will vote for the changes for the funds that they own shares in.

      --Shareholders of each Fund are being asked to approve a proposal to permit IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board, to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for each fund of IDEX, without obtaining shareholder approval.

      --Shareholders of the funds that are sub-advised by Janus Capital Corporation ("Janus") are being asked to approve a new Sub-Advisory Agreement between IMI and Janus with respect to the Janus sub-advised funds.

Q.  HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Funds' business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved for shareholders.

    Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the oversight of a fund's operation.

    The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that may change.

    The Board believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Board also believes that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?


A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of any fund's portfolio. The changes will allow each fund greater flexibility to respond to investment opportunities.

Q. AS A SHAREHOLDER OF A JANUS SUB-ADVISED FUND, WHY AM I BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT ON BEHALF OF THE FUNDS BETWEEN IMI AND JANUS?

A. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus to Stilwell. Under the terms of the agreement, Mr. Bailey has certain contractual management rights with respect to Janus. These rights terminate subsequent to the close of the transaction. Following this termination, the Janus sub-advised funds' sub-advisory agreement with Janus may be deemed to have been assigned and therefore terminates. Accordingly, you are being asked to approve a new sub-advisory agreement on behalf of the funds, which is the same in all material respects as the current agreement. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus.


Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?

A. The Board determined that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval for every sub-adviser change because it will allow each fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is timely and costly. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees. We need the affirmative vote of a majority of each applicable fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the proposed sub-adviser approval policy and fund-specific proposals.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10:00 a.m. ET, on February 8, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own, on the record date, November 12, 2001.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope. To vote by any other method, please follow the enclosed instructions.

    If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time (Monday- Friday).

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET. (Monday-Friday)

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                               IDEX MUTUAL FUNDS

   IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX Federated Tax Exempt, IDEX Gabelli Global Growth, IDEX Goldman Sachs Growth, IDEX Great
 Companies--AmericaSM IDEX Great Companies--Global/2/, IDEX Great Companies-- TechnologySM, IDEX Isabelle Small Cap Value, IDEX Janus Balanced, IDEX Janus
   Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth & Income, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX
 Salomon All Cap, IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small
                    Cap, and IDEX Transamerica Equity


                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                          (Toll-Free) 1-888-233-4339

               NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


  To the shareholders of the funds that are listed above:

  Notice is hereby given that a special meeting of the shareholders of the funds of IDEX Mutual Funds ("IDEX") that are listed above (each a "Fund", collectively, the "Funds") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 8th day of February, 2002 at 10:00 a.m., Eastern Time, or any adjournment(s) thereof, for the following purposes:


PROPOSAL NO. 1.  A proposal to re-elect current Trustees of the Board and to elect two new Trustees to the Board (all funds).

PROPOSAL NO. 2.  (a). A proposal to approve a change to the fundamental investment restriction regarding the issuance of senior securities (all funds).

                 (b). A proposal to approve a change to the fundamental investment restriction regarding portfolio diversification. (IDEX Alger Aggressive Growth, IDEX Gabelli Global Growth, IDEX Goldman Sachs Growth, IDEX Great Companies--Global/2/, IDEX Isabelle Small Cap, IDEX Janus Balanced, IDEX Janus Flexible Income, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Janus Capital Appreciation, IDEX Janus Global, IDEX T. Rowe Price Dividend Growth, and IDEX T. Rowe Price Small Cap).

                 (c). A proposal to approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs. (IDEX AEGON Income Plus).


                 (d). A proposal to approve a change to the fundamental investment restriction regarding investments for the purpose of exercising control. (IDEX AEGON Income Plus, IDEX Federated Tax Exempt and IDEX Gabelli Global Growth).



                 (e). A proposal to approve a change to the fundamental investment restriction regarding industry concentration. (IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX American Century Income & Growth, IDEX Goldman Sachs Growth, IDEX Isabelle Small Cap, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Small Cap, and IDEX Transamerica Equity).


PROPOSAL NO. 3:  A proposal to approve permitting IDEX Management, Inc.
                 ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for each fund of IDEX, without obtaining shareholder approval (all funds). ("Sub-Adviser Approval Policy.")

PROPOSAL NO. 4:  A proposal to approve a new Sub-Advisory Agreement between IMI and Janus (IDEX Janus Growth, IDEX Janus Global, IDEX Janus Capital Appreciation, IDEX Janus Balanced, IDEX Janus Growth & Income and IDEX Janus Flexible Income);


as set forth in the Proxy Statement accompanying this Notice, and to transact such other business as may properly come before the Meeting and any related follow-up meetings.

  The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 12, 2001 as the record date for the determination of shareholders of the Funds that are entitled to notice of, and to vote at, the Meeting.

  We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                          By Order of the Board of Trustees,

                                          John K. Carter,
                                          Secretary
                                          IDEX Mutual Funds
                                          St. Petersburg, Florida

November 21, 2001

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

  A Proxy Card(s) for your Funds is enclosed along with the Proxy Statement. Please vote your shares TODAY by mail, by telephone, via the Internet, or by facsimile if you do not plan to attend the Meeting in person. Simply follow the enclosed instructions. The Board of Trustees recommends that you vote "FOR" the nominees, "FOR" the Sub-Adviser Approval Policy, and "FOR" each proposal for your respective Fund.


  IF you sign, date and return your proxy card but gave no voting instructions, your shares will be voted "FOR" each proposal of your applicable Fund.

  IDEX will furnish without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or write IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.


  Please vote only once unless you decide to change your vote before or at the scheduled Meeting. In order to avoid the additional expense and delay of further solicitation, we ask that you vote promptly.

                         ----------------------------

                                PROXY STATEMENT

                         ----------------------------

                               IDEX MUTUAL FUNDS

   IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX Federated Tax Exempt, IDEX Gabelli Global Growth, IDEX Goldman Sachs Growth, IDEX Great
 Companies--AmericaSM, IDEX Great Companies--Global/2/, IDEX Great Companies-- TechnologySM, IDEX Isabelle Small Cap Value, IDEX Janus Balanced, IDEX Janus
   Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth & Income, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX
 Salomon All Cap, IDEX T. Rowe Price Dividend Growth, IDEX T. Rowe Price Small
                    Cap, and IDEX Transamerica Equity


                            Meeting of Shareholders
                        to be held on February 8, 2002

                              GENERAL INFORMATION

  This Proxy ("Proxy Statement") is being furnished to holders of shares of the above-listed funds of IDEX Mutual Funds ("IDEX") in connection with the solicitation of proxies by the Board of Trustees (the "Board") of IDEX, a series mutual fund consisting of several investment funds (each a "Fund," collectively, the "Funds") for use at a Meeting of shareholders of the Funds to be held at 10:00 a.m. ET on February 8, 2002 at IDEX offices, located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1294, and any adjournments thereof (collectively, the "Meeting").


  The primary purposes of this Meeting are: (1) to re-elect the current Trustees of the Board and to elect two new Trustees to the Board; (2) to approve changes to fundamental investment restrictions with respect to certain Funds of IDEX; (3) to permit Idex Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for each fund of IDEX, without obtaining shareholder approval; and (4) to approve a new Sub-Advisory Agreement between IDEX Management, Inc. ("IMI") and Janus Capital Corporation ("Janus") on behalf of IDEX Janus Growth, IDEX Janus Global, IDEX Janus Balanced, IDEX Janus Growth & Income, IDEX Janus Capital Appreciation and IDEX Janus Flexible Income as set forth in this Proxy Statement, and to transact any other business that may properly come before the meeting.

                              VOTING INFORMATION

  Shareholders of record of the Funds who own shares of beneficial interest at the close of business on November 12, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the respective proposals for their Fund(s). With respect to the proposals herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

  With respect to the Funds, the presence in person or by proxy, of a majority of the Shares of each Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the respective proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Funds' shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

  Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker "non-votes" (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.

  You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

  The number of outstanding shares of beneficial interest for each Fund as of the Record Date appear on Schedule A.

  Beneficial Owners. Occasionally, the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. Schedule B of this Proxy

Statement includes the person or persons that hold 5% or more of each Fund's outstanding Class A, Class B, Class C or Class M shares. Please see Schedule B for a list of beneficial owners.

  Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about November 21, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, its affiliates, and ALAMO Direct ("ALAMO"), a proxy services firm. The estimated cost for the services by ALAMO is $1,100,000.00. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Funds.


  As the date of the Meeting approaches, certain shareholders of the Funds may receive a call from a representative of IDEX or ALAMO, if IDEX has not yet received their votes. Authorization to permit the representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

  If a telephonic proxy is solicited by a representative of IDEX or ALAMO, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read each proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the IDEX representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone, via the Internet or by facsimile, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order that your shares may be represented at the Meeting, you are requested to vote by mail by completing and signing the enclosed proxy card and mailing it in the enclosed, postage-paid envelope. You also may instead vote via the Internet, by telephone or by fax by following the instructions that are enclosed herein.

  If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time (Monday-Friday).

-------------------------------------------------------------------------------

 PROPOSAL No. 1: RE-ELECTION OF CURRENT TRUSTEES OF THE BOARD AND ELECTION OF
                               TWO NEW TRUSTEES
                               TO THE IDEX BOARD

-------------------------------------------------------------------------------

  IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are being asked to consider the re-election of the seven current Trustees and the election of two new Trustees to the IDEX Board at the Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of all IDEX shareholders. Shareholders of each IDEX fund are being asked to vote. The results of the Trustee election will be effective March 1, 2002.


  At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board, Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

  The following sets forth the names, ages, principal occupations, and other information respecting the nominees:


                                                                           Number of
                                        Term of         Principal        Funds overseen
                         Position(s)   Office and    Occupation(s) or      by Trustee
                          held With    length of      Employment in        or Nominee
Name, Address & Age         IDEX      time served    the past 5 years     for Trustee
-------------------      -----------  -----------   ------------------   --------------
Peter R. Brown            Vice       1986 - present  Chairman of the       All IDEX
1180 6th Street East      Chairman                   Board, Peter Brown    funds (31);
Treasure Island,                                     Construction          All AEGON/
Florida 33708                                        Company               Transamerica
(DOB 5/10/28)                                        (construction         Series Fund
                                                     contractors and       ("ATSF")
                                                     engineers), Largo,    portfolios
                                                     Florida (1963-        (34)
                                                     2000); Vice
                                                     Chairman,
                                                     AEGON/Transamerica
                                                     Series Fund, Inc.,
                                                     Rear Admiral
                                                     (Ret.) U.S. Navy
                                                     Reserve, Civil
                                                     Engineer Corps.
Charles C. Harris         Trustee    1994 - present  Director,             All IDEX
35 Winston Drive                                     AEGON/Transamerica    funds (31);
Clearwater, Florida                                  Series Fund, Inc.     All ATSF
33756 (DOB 7/15/30)                                  (1986-present);       portfolios
                                                     former Trustee of     (34)
                                                     IDEX Fund, IDEX II
                                                     Series Fund and
                                                     IDEX Fund 3.
Russell A. Kimball, Jr.   Nominee    Current         Director,             All ATSF
1160 Gulf Boulevard                  Nominee         AEGON/Transamerica    portfolios
Clearwater Beach, Flor-                              Series Fund, Inc.     (34)
ida 34630                                            (1986-present);
(DOB 8/17/44)                                        General Manager,
                                                     Sheraton Sand Key
                                                     Resort (resort
                                                     hotel),
                                                     Clearwater,
                                                     Florida (1975-
                                                     present)

                                                                            Number of
                                         Term of         Principal        Funds overseen
                          Position(s)   Office and    Occupation(s) or      by Trustee
                           held With    length of      Employment in        or Nominee
Name, Address & Age          IDEX      time served    the past 5 years     for Trustee
-------------------       -----------  -----------   ------------------   --------------
John R. Kenney(1)         Chairman    1996 - present  Chairman of the       All IDEX
P. O. Box 5068 Clearwa-                               Board, Director       funds (31)
ter, Florida 33758                                    and Co-CEO of
(DOB 2/8/38)                                          Great Companies,      All ATSF
                                                      L.L.C.; Chairman      portfolios
                                                      of the Board of       (34)
                                                      Directors, Western
                                                      Reserve Life
                                                      Assurance Co. of
                                                      Ohio; Chairman of
                                                      the Board of
                                                      Directors
                                                      (September, 1996-
                                                      present),
                                                      President
                                                      (September, 1997-
                                                      present);
                                                      AEGON/Transamerica
                                                      Fund Advisers,
                                                      Inc. (investment
                                                      adviser), St.
                                                      Petersburg,
                                                      Florida; Chairman
                                                      of the Board of
                                                      Directors
                                                      (September 1996-
                                                      present),
                                                      AEGON/Transamerica
                                                      Fund Services,
                                                      Inc., St.
                                                      Petersburg,
                                                      Florida; Director
                                                      (December, 1990-
                                                      present); IDEX
                                                      Management, Inc.,
                                                      (investment
                                                      adviser), St.
                                                      Petersburg,
                                                      Florida; Trustee
                                                      and Chairman
                                                      (September 1996-
                                                      present),
                                                      AEGON/Transamerica
                                                      Series Fund, Inc.
                                                      (investment
                                                      company), St.
                                                      Petersburg,
                                                      Florida.
Patrick S. Baird (1)      President,  1999 - present  Executive Vice        All IDEX
4333 Edgewood Road NE     Trustee                     President, Chief      funds (31)
Cedar Rapids, Iowa 52499                              Operating Officer
(DOB 1/19/54)                                         (February, 1996-      All ATSF
                                                      present), AEGON       portfolios
                                                      USA; President and    (34)
                                                      Director,
                                                      AEGON/Transamerica
                                                      Series Fund, Inc.

                                                                            Number of
                                         Term of         Principal        Funds overseen
                          Position(s)   Office and    Occupation(s) or      by Trustee
                           held With    length of      Employment in        or Nominee
Name, Address & Age          IDEX      time served    the past 5 years     for Trustee
-------------------       -----------  -----------   ------------------   --------------
Jack E. Zimmerman**         Trustee   1986 - present  Director              All IDEX
507 Saint Michael Circle                              (December, 1987-      funds (31)
Kettering, Ohio 45429                                 present), Western
(DOB 2/3/28)                                          Reserve Life
                                                      Assurance Co. of
                                                      Ohio; currently
                                                      retired; formerly,
                                                      Director, Regional
                                                      Marketing of
                                                      Marietta
                                                      Corporation
                                                      (aerospace
                                                      industry) and
                                                      Director of
                                                      Strategic Planning
                                                      of Martin Marietta
                                                      Baltimore
                                                      Aerospace.
William W. Short, Jr.       Trustee   1986 - present  Director,             All IDEX
12420 73rd Court Largo,                               AEGON/Transamerica    funds (31)
Florida 33773                                         Series Fund, Inc.
(DOB 2/25/36)                                         (2000-present);       All ATSF
                                                      President and         portfolios
                                                      majority              (34)
                                                      shareholder of
                                                      Short's, Inc.
                                                      (men's retail
                                                      apparel); Chairman
                                                      of Southern
                                                      Apparel
                                                      Corporation,
                                                      S.A.C. Apparel
                                                      Corporation and
                                                      S.A.C.
                                                      Distributors
                                                      (nationwide
                                                      wholesale apparel
                                                      distributors),
                                                      Largo, Florida.

                                                                          Number of
                                        Term of        Principal        Funds overseen
                          Position(s)  Office and   Occupation(s) or      by Trustee
                           held With   length of     Employment in        or Nominee
Name, Address & Age          IDEX     time served   the past 5 years     for Trustee
-------------------       ----------- -----------  ------------------   --------------
Daniel Calabria             Trustee   1996-present  Director,             All IDEX
7068 S. Shore Drive So.,                            AEGON/Transamerica    funds (31)
South Pasadena, Florida                             Series Fund, Inc.
33707 (DOB 3/5/36)                                  (2001-present);       All ATSF
                                                    Trustee (1993-        portfolios
                                                    present) and          (34)
                                                    President (1993-
                                                    1995) of the
                                                    Florida Tax Free
                                                    Funds (mutual
                                                    funds); President
                                                    and Director
                                                    (1995) of Sun
                                                    Chiropractic
                                                    Clinics, Inc.,
                                                    Executive Vice
                                                    President (1993-
                                                    1995), William R.
                                                    Hough & Co.
                                                    (investment
                                                    adviser, municipal
                                                    bond and
                                                    underwriting
                                                    firm).
Janice B. Case              Nominee   Current       Director,
205 Palm Island NW                    Nominee       AEGON/Transamerica
Clearwater, Florida                                 Series Fund, Inc.
33767 (DOB 9/27/52)                                 (2001-present);       All ATSF
                                                    Senior Vice           portfolios
                                                    President (1996-      (34)
                                                    2000), Vice
                                                    President (1990-
                                                    1996), Director of
                                                    Customer Service &
                                                    Marketing (1987-
                                                    1990), Florida
                                                    Power Corporation,
                                                    St. Petersburg,
                                                    Florida

------------------------------
(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of AFSG, and did not receive compensation directly from IDEX. Such Trustee is also an affiliated person of IMI.

**  Mr. Zimmerman is the brother-in-law of John Kenney, Chairman and CEO of
    IDEX.


  The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

  The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered

"independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as
Exhibit 1.


  As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

  . PWC's responsibilities in accordance with generally accepted auditing standards

  . The initial selection of, and whether there were any changes in, significant accounting policies or their application

  . Management's judgments and accounting estimates

  . Whether there were any significant audit adjustments

  . Whether there were any disagreements with management

  . Whether there was any consultation with other accountants

  . Whether there were any major issues discussed with management prior to PWC's retention

  . Whether PWC encountered any difficulties in performing the audit

  . PWC's judgments about the quality of the IDEX accounting principles

  . PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

  Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

  During the year ended October 31, 2000, PWC billed IDEX $234,000 in fees for professional services in connection with the audit of the annual financial statements.


  During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

  The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met one time during the Period. The functions performed by the Nominating Committee includes making nominations for independent trustees, and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.


  During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

                                                                  Compensation
                                                                 for Year Ended
Name of Person, Position                                        October 31, 2000
------------------------                                        ----------------
Peter Brown, Vice Chairman.....................................     $ 43,500
Daniel Calabria, Trustee.......................................     $ 38,500
Charles C. Harris, Trustee.....................................     $ 43,500
William W. Short, Jr., Trustee.................................     $ 43,500
Jack E. Zimmerman, Trustee.....................................     $ 38,500

  Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee.

  Shareholder Approval. The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting, in person or by proxy.

-------------------------------------------------------------------------------

                           PROPOSAL No. 2 (a-e)

                CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------

PROPOSAL 2(a): Change to the Fundamental Investment Restriction with Respect to the Issuance of Senior Securities (all funds)

  At the Meeting, shareholders of each Fund will be asked to approve a change to the fundamental investment restriction regarding the issuance of senior securities. At a meeting of the Board, the Board, including all Disinterested IDEX Trustees, unanimously voted to approve the change and to recommend that the shareholders of each Fund also approve the change.

                                  BACKGROUND

  Some or all of the Funds may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which a particular Fund may engage in such practices, please read the Prospectus and Statement of Additional Information. A reverse repurchase agreement involves the purchase of a security by a fund and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the fund at a specified price and date upon demand.


  Section 18(f)(1) of the Investment Company Act of 1940 (the "1940 Act") generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that a fund may borrow from a bank, provided that the fund maintain certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by a fund and, concurrently, may involve the issuance by it of an evidence of indebtedness, a fund entering into a reverse repurchase agreement could be deemed to be involved in the issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security," a fund engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).

  The Sub-Advisers of the respective Funds have recommended that each Fund's fundamental investment restriction regarding the issuance of senior securities be changed to reflect that a fund engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.

  The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements, nor does it represent the creation, expansion or contraction of any existing authority on the part of a fund or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that a fund engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements. In addition, this change to the fundamental investment restriction does not entitle the funds to any additional authority regarding borrowings, purchases of government securities on a "when-issued" or "delayed delivery" basis, or loans.


  In connection with the change regarding the fundamental investment restriction with respect to the issuance of senior securities, the Funds would adopt a new fundamental investment restriction as follows:

  Each fund may not, as a matter of fundamental policy:


  Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

                             SHAREHOLDER APPROVAL

  The change to the fundamental investment restriction regarding the issuance of senior securities requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy. Shareholders of each Fund will vote as separate classes on the proposal.

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES.

PROPOSAL 2(b): Change the Description of the Fundamental Investment
                    Restriction with Respect to Diversification

  At the Meeting, shareholders of the following Funds will be asked to approve a change to the description of the fundamental investment restriction regarding diversification requirements:

  IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Alger Aggressive Growth, IDEX Great Companies--Global/2/, IDEX Gabelli Growth, IDEX Janus Growth, IDEX Goldman Sachs Growth, IDEX Jennison Equity Opportunity, IDEX T. Rowe Price Dividend Growth, IDEX LKCM Strategic Total Return, IDEX Janus Flexible Income, IDEX Janus Balanced, IDEX Janus Global, IDEX Janus Capital Appreciation and IDEX Isabelle Small Cap. At a meeting of the Board of Trustees, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Funds also approve the change.

                                  BACKGROUND

  The Funds that are "diversified" observe a fundamental investment restriction that generally prohibits the investment of portfolio assets with respect to any one issuer if as a result of such investment the Fund's holdings in such issuer exceed certain specified thresholds. More specifically, these Funds are prohibited, with respect to 75% of a fund's total assets, from purchasing the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

  Some or all of the funds may from time to time purchase securities issued by a foreign government and/or agencies of such foreign government. For information regarding the circumstances under which a particular fund may engage in such practices, please read the IDEX Prospectus and Statement of Information. To the extent that under the foregoing restriction a foreign government issuing securities is treated as an issuer separate from such a governmental agency that issues securities, a fund purchasing securities issued by a foreign government and one of its agencies could be deemed to have exceeded the 5%/10% thresholds set out by the restriction.

  The Sub-Advisers of the respective Funds have recommended that the Funds' fundamental investment restriction regarding diversification be revised to reflect that to the extent that a fund invests in securities issued by a foreign government and its agencies, the foreign government and its agency will be treated as a single issuer for purposes of the restriction.

  The revision to the fundamental investment restriction regarding portfolio diversification does not represent a change in any fundamental investment restriction regarding investments in securities in foreign governments and/or their agencies, nor does it represent the creation, expansion or contraction of any existing authority on the part of a Fund or its investment adviser to engage in such investments. The change merely represents a revision to clarify that securities of a foreign government and its agencies will be treated as single issuer for purposes of the restriction.

  In connection with the change to the fundamental investment restriction regarding portfolio diversification, IDEX Alger Aggressive Growth, IDEX Gabelli Growth, IDEX Goldman Sachs Growth, IDEX Great Companies--Global/2/, IDEX Isabelle Small Cap, IDEX Janus Balanced, IDEX Janus Flexible Income, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX T. Rowe Price Dividend Growth, IDEX Janus Capital Appreciation, and IDEX T. Rowe Price Small Cap would adopt a new fundamental investment restriction as follows:


  With respect to 75% of the fund's total assets (50% of its total assets in the case of IDEX Janus Capital Appreciation), the fund may not purchase the securities of any one issuer (other than government securities as defined in the

  1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of any one issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

  IDEX Janus Global would adopt a new and revised fundamental investment restriction as follows:

  With respect to 75% of the fund's assets, the fund may not invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the fund's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the fund's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


                              SHAREHOLDER APPROVAL

  The change to the fundamental investment restriction regarding diversification requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy. Shareholders of the foregoing Funds will vote as separate classes on the proposal.

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING TREATMENT OF SECURITIES ISSUED BY A FOREIGN GOVERNMENT AND ITS AGENCIES.

PROPOSAL 2(c):       Change to the Fundamental Investment Restriction
                     Prohibiting Investment in Interests in Oil, Gas or Other
                     Mineral Exploration or Development Programs to a Non-
                     Fundamental Restriction

  At the Meeting, shareholders of IDEX AEGON Income Plus will be asked to approve the change of the fundamental investment restriction regarding investments in interests in oil, gas, or other mineral exploration or development programs to a non-fundamental investment restriction. At a meeting of the Board, the Board, including all Disinterested IDEX Trustees, unanimously voted to approve the change and to recommend that the shareholders of the IDEX AEGON Income Plus also approve the change.

                                  BACKGROUND

  The current fundamental investment restriction for IDEX AEGON Income Plus prohibits investment in interests in oil, gas or other mineral exploration or development programs. It is the opinion of the Sub-Adviser that the general restriction on investments in interests in oil, gas or other mineral exploration or development programs has served the shareholders of IDEX AEGON Income Plus well since the inception of the Fund in 1985. However, as energy prices have recently experienced instability, and are anticipated to continue to do so, the Sub-Adviser believe that opportunities for investment in exploration and/or developmental programs may ripen.


  Making the investment restriction regarding the investments in oil, gas or other mineral exploration or development programs to a non-fundamental investment restriction represents a change to IDEX AEGON Income Plus in that the Sub- Adviser will be permitted to invest in such areas with Board, but without shareholder, approval. The Sub-Adviser of the Fund will continue to manage the assets of the Fund with the shareholders' best interests in mind. The Sub- Adviser merely seeks greater flexibility to exploit what it believes may be investment opportunities in the foregoing areas.

  In connection with the change of the fundamental investment restriction on investments in interests in oil, gas or other mineral exploration or development programs, the Fund would be subject to a new non-fundamental restriction as follows:

  The Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

                             SHAREHOLDER APPROVAL

  The change of the fundamental investment restriction with respect to investments in interests in oil, gas or other mineral exploration or development programs to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy. Shareholders of the Fund will vote as separate classes on the proposal.

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN OIL, GAS, or other mineral exploration or development programs TO A NON-FUNDAMENTAL RESTRICTION.

PROPOSAL 2(d):     Change the Fundamental Investment Restriction with Respect to Investments for the Purpose of Exercising Control to a Non-Fundamental Restriction

  At the Meeting, shareholders of IDEX Gabelli Global Growth, IDEX Federated Tax Exempt and IDEX AEGON Income Plus will be asked to approve the change of the fundamental investment restriction prohibiting investments for the purposes of exercising control to a non-fundamental investment restriction. At a meeting of the Board, the Board, including all Disinterested IDEX Trustees, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Funds also approve the change.

                                  BACKGROUND

  The current fundamental investment restriction of IDEX Gabelli Global Growth, IDEX Federated Tax Exempt, and IDEX AEGON Income Plus prohibits investment of fund assets for the purpose of exercising control. It is the opinion of the Sub-Advisers that the restriction on investments for purposes of exercising control has served the shareholders of IDEX Gabelli Global Growth, IDEX Federated Tax Exempt and IDEX AEGON Income Plus well since inception of the Funds in 2000, 1985 and 1985, respectively. However, as certain markets and/or sectors suffer declining valuations as a result of rotation and/or reduced near-term prospects, the foregoing fundamental restriction could serve as a barrier to the Sub-Advisers' ability to invest in securities that a Sub-Adviser believes may represent value opportunities for the respective Fund.

  Making non-fundamental the investment restriction regarding the investments for purposes of exercising control to a non-fundamental investment restriction represents a change to a Fund in that a Sub-Adviser will be permitted to invest for such purposes with Board, but without shareholder, approval. The Sub- Adviser of a Fund will continue to manage a Fund's assets with the shareholders' best interests in mind. The Sub-Advisers merely seeks greater flexibility to exploit what they believe may be investment opportunities in certain markets, sectors or securities.

  In connection with the change of the fundamental investment restriction on investments for purposes of exercising control to a non-fundamental restriction, IDEX Gabelli Global Growth, IDEX Federated Tax Exempt and IDEX AEGON Income Plus would be subject to a new non-fundamental restriction as follows:

  A fund may not invest for purposes of exercising control.

                             SHAREHOLDER APPROVAL

  The change of the fundamental investment restriction with respect to investments for the purpose of exercising control to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy. Shareholders of each Fund will vote as a single class on the proposal.

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL TO A NON-FUNDAMENTAL RESTRICTION.





PROPOSAL 2(e): Change the Fundamental Investment Restriction Regarding
                  Industry Concentration


  At the Meeting, shareholders of the following Funds will be asked to approve a change to the description of the fundamental investment restriction regarding industry concentration: IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Isabelle Small Cap, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Small Cap, and IDEX Transamerica Equity. At a meeting of the Board, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Funds also approve the change.


                                  BACKGROUND

  The current fundamental investment restriction for the foregoing Funds generally prohibits investments of more than 25% of the value of a Fund's assets in the securities of issuers deemed to be in the same or similar industries or lines of business. The sub-advisers believe that the existing fundamental restriction could be interpreted to suggest that the foregoing Funds may "concentrate" Fund assets in the securities of issuers in particular industries or lines of business. The SEC Staff has also suggested that this change be made to enhance the consistency of the Fund's investment restrictions.

  The sub-advisers believe that changing the fundamental investment restriction to reflect that a Fund may not invest 25% or more of its assets in the securities of issuers in the same or similar industries or lines of business will address these concerns and help to add more certainty to the portfolio management process.

  In connection with the change of the fundamental investment restriction of investments that would cause the value of a Fund's assets to exceed a stated threshold, IDEX AEGON Income Plus, IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Isabelle Small Cap, IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX LKCM Strategic Total Return, IDEX Pilgrim Baxter Mid Cap Growth, IDEX

Salomon All Cap, IDEX T. Rowe Price Small Cap and IDEX Transamerica Equity would have a new fundamental investment restriction as follows:

The fund may not, as a matter of fundamental policy:


  Invest 25% or more of the Fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentatlities, or of certificates of deposit and bankers' acceptances.

  IDEX Janus Growth would have a new fundamental investment restriction as follows:

The fund may not, as a matter of fundamental policy:


  Invest 25% or more of the value of the Fund's assets in any particular industry (other than Government securities).

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTMENTS THAT WOULD CAUSE THE VALUE OF A FUND'S ASSETS TO EXCEED A STATED THRESHOLD.

-------------------------------------------------------------------------------

   PROPOSAL No. 3: A PROPOSAL TO PERMIT IMI, AFTER OBTAINING APPROVAL OF THE BOARD, TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH NON-
           AFFILIATED INVESTMENT SUB-ADVISERS FOR EACH FUND OF IDEX,
                    WITHOUT OBTAINING SHAREHOLDER APPROVAL

                               (ALL FUNDS).


-------------------------------------------------------------------------------

  This is a proposal to permit IMI, after obtaining approval of the Board, to enter into and materially amend sub-advisory agreements with non-affiliated investment sub-advisers for the Fund, without obtaining shareholder approval.

  At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of the Fund approve a policy to permit IMI, on behalf of the Fund and subject to approval of the Board, to appoint non-affiliated sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the sub-advisers that are affiliates of IMI ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order received from the SEC as described below.

The Section 15 Exemptive Order

  On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("WRLIM") and any other registered investment company advised by the WRLIM, or a person controlling, controlled by, or under common control with the WRLIM (Release No. IC23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with WRLIM. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new non-affiliated sub-advisers for a Fund, or materially amend an existing sub-advisory agreement without obtaining further approval of a Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.


  Current Sub-Adviser Approval Process. Currently, for a fund, IMI enters into a separate sub-advisory agreement with the sub-adviser selected by IMI and approved by the Board. Under the terms of that sub-advisory agreement, the sub- advisers have authority to provide a fund with advice concerning the investment management of a fund's assets. Subject to a Fund's investment objective, policies and restrictions, the sub-adviser determines what securities shall be purchased or sold, and what portion of a fund's assets shall remain uninvested. For these sub-advisory services to a fund, IMI pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of a fund, as specified in the sub-advisory agreement. The sub-adviser bears its own expenses of providing sub-advisory services to a fund. A fund's sub-advisory agreements are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing sub-advisory agreement currently require approval by the Board and a fund's shareholders.

  The sub-adviser is an "investment adviser" to a fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of a fund generally are required to approve the sub-advisory agreement with the sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under
Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

  Proposed Sub-Adviser Approval Policy. Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern a Fund, IMI, the sub-adviser or the sub-advisory agreement other than the requirement to call meetings of a Fund's shareholders and obtain approval for certain changes affecting the sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of a Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of hiring of a new sub-adviser, IDEX will provide a Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub- advisory fee that would be required to be sent to shareholders in a proxy statement.

  SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY A FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by a Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by a Fund and the fees paid the sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by a Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Sub-Adviser Approval Policy, then IMI, pursuant to a Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to a Fund as it has always provided.

  In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

    (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of that fund.

    (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

    (3) When a sub-adviser change is proposed for a fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

    (4) IMI will provide general management and administrative services to IDEX and the fund, including overall supervisory responsibility for the general management and investment of a fund's securities portfolios, and subject to review and approval by the Board, will: (a) set a fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate a fund's assets among its sub-advisers in those cases where a fund may have more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with a fund's investment objective, policies, and restrictions.

    (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders of a fund with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

    (6) IDEX will disclose in its prospectus the existence, substance, and effect of the proposed Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that IMI has ultimate responsibility for the investment performance of a fund due to its responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

    (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

  In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Approving the Sub-Adviser Approval Policy

  The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform--selecting, supervising and evaluating non-affiliated sub-advisers--without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow a fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders' meeting of a fund (as it is doing in Proposal 4 of this proxy), create and distribute proxy materials, and solicit proxy votes from a fund's shareholders. This process is timely and costly, and the costs are usually borne entirely by a fund. Without the delay inherent in holding a shareholders meeting, a fund would be able to act more quickly and with less expense to appoint a non-affiliated sub-adviser when the Trustees and IMI feel that the appointment would benefit a fund.


  Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a non-affiliated sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a fund.

  Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends the existing sub-advisory agreement. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that their comprehensive review will ensure that IMI continues to act in the best interests of a fund and its shareholders. The sub-advisory agreements will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

                             SHAREHOLDER APPROVAL

  The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shareholders of each fund will vote as separate classes on the proposal.

  THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE PROPOSED SUB-ADVISER APPROVAL POLICY

-------------------------------------------------------------------------------

                                PROPOSAL No. 4:

              TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT

                             BETWEEN IMI AND JANUS

   For Shareholders of IDEX Janus Growth, IDEX Janus Global, IDEX Janus


Balanced, IDEX Janus Capital Appreciation, IDEX Janus Growth & Income and IDEX


                        Janus Flexible Income Only

             (Each a "Fund," collectively, the "IDEX Janus Funds")


-------------------------------------------------------------------------------

                                 INTRODUCTION

  Currently, IMI acts as investment adviser to the IDEX Janus Funds pursuant to an investment advisory agreements dated June 25, 1998 ("Current Advisory Agreement"). Under the Current Advisory Agreement, IMI is responsible for providing investment management and supervision services to each Fund. With respect to each Fund, IMI has in turn entered a Sub-Advisory Agreement on behalf of the IDEX Janus Funds (the "Current Sub-Advisory Agreement").

  The Transaction. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus"), sub-adviser to the IDEX Janus Funds, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stakes in Janus to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus. Mr. Bailey and other Janus employees own the remaining shares. Mr. Bailey intends to retain his position as a director and Chief Executive Officer of Janus.


  Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus. These rights will terminate subsequent to the close of the Transaction (currently anticipated to be March 28, 2002). Following the termination of Mr. Bailey's contractual management rights, the sub-advisory agreement may be deemed to have been assigned, as defined by the Investment Company Act of 1940 (the "1940 Act") and therefore would terminate.

Accordingly, the Board of Trustees is asking shareholders of the IDEX Janus Funds to approve a new sub-advisory agreement between IMI and Janus (the "Proposed Sub-Advisory Agreement") on behalf of the IDEX Janus Funds. The Proposed Sub-Advisory Agreement is the same in all material respects as the Current Sub-Advisory Agreements. Shareholders of the IDEX Janus Funds are not being asked to approve the Transaction, rather, they are being asked to continue the existing sub-advisory relationships for the IDEX Janus Funds under a new sub-advisory agreement. Therefore, in connection with the Transaction, the Board is proposing that the shareholders of each IDEX Janus Fund VOTE FOR the Proposed Sub-Advisory Agreement.

  The Proposed Sub-Advisory Agreement as it relates to each IDEX Janus Fund is substantially identical to the Current Sub-Advisory Agreements.


  The following factors should be considered by shareholders in determining whether to approve the Proposed Sub-Advisory Agreement:

  . The Proposed Sub-Advisory Agreement was unanimously approved by the Board of Trustees.

  . There will be no change in the investment objectives or policies of the IDEX Janus Funds.

  . With respect to each Fund, there will be no increase in the fees payable to the Sub-Adviser as a result of the approval and implementation of the Proposed Sub-Advisory Agreement.

  . No significant changes are contemplated in the personnel of the Sub-
    Adviser who are responsible for managing the investments of the Funds.

  IMI, on behalf of each IDEX Janus Fund, has entered into the Current Sub-Advisory Agreements with Janus pursuant to which Janus provides investment management services with respect to assets of each IDEX Janus Fund.

  In anticipation of the Transaction, and in order for Janus to continue to serve as the sub-adviser to each Fund after the closing of the Transaction, the Proposed Sub-Advisory Agreement must be approved as it relates to each Fund (i) by a majority of the Trustees of IDEX who are not parties to the Proposed Sub-Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (as defined by Section 2(a)(42) of the 1940 Act ("voting securities") of each Fund.

  Prior to and at a special meeting on October 30, 2001, the Board, including a majority of Disinterested Trustees, reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Sub-Advisory Agreement, which appears as Exhibit 2 to this Proxy Statement.

  The shareholders of each Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and Janus with respect to each Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or
(b) February 8, 2002 at 10:00 a.m. Eastern Time. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of each Current Sub-Advisory Agreement, except: (1) the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) February 8, 2002; and (2) the initial term of the agreement terminates on April 30, 2003. The Proposed Sub-Advisory Agreement appears as Exhibit 2 to this Proxy Statement. The Proposed Sub-Advisory Agreement will be identical in all material respects to the Funds' Current Sub-Advisory Agreements. In addition, each IDEX Janus Fund's advisory fee rate will remain unchanged.


  Information Concerning IMI. IMI, a Delaware corporation, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716 and is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

  IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Funds since each fund's inception.

  IMI's directors and principal officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with IMI                         Principal Occupation
--------------------------                         --------------------
John R. Kenney............................ Trustee/Chairman of IDEX Mutual
  Director                                 Funds; Director/ Chairman of WRL
                                           Series Fund, Inc.; Director of ISI
                                           Insurance Agency, Inc.; Chairman &
                                           Chief Executive Officer of Western
                                           Reserve Life Assurance Co. of Ohio;
                                           Senior Vice President of AEGON USA,
                                           Inc.; Director, Chairman and Co-CEO
                                           of Great Companies, L.L.C.
Jerome C. Vahl............................ Executive Vice President of IDEX
  Director                                 Mutual Funds and WRL Series Fund,
                                           Inc., President of Western Reserve
                                           Life Assurance Co. of Ohio; Director
                                           of Idex Investor Services, Inc. and
                                           Vice President of AEGON USA, Cedar
                                           Rapids, Iowa.

Name and Position with IMI                          Principal Occupation
--------------------------                          --------------------
Thomas R. Moriarty......................... Executive Vice President, Treasurer
  Director, President and CEO               and Principal Financial Officer of
                                            IDEX Mutual Funds; President, Chief
                                            Executive Officer and Director of
                                            InterSecurities, Inc. (ISI); Senior
                                            Vice President of ISI Insurance
                                            Agency, Inc.; President, Director
                                            and CEO of Idex Investor Services,
                                            Inc.; Senior Vice President of
                                            Western Reserve Life Assurance Co.
                                            of Ohio; and President and CEO of
                                            AEGON Asset Management Services,
                                            Inc.

  All officers and directors as set forth above, serve as officers or trustees of IDEX. No officer or trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

  Information Concerning Janus. Janus Capital Corporation, a Colorado corporation, is the current sub-adviser to the IDEX Janus Funds, is located at 100 Fillmore Street, Denver, Colorado 80206-4928. It serves as investment adviser or sub-adviser to investment companies and separate accounts.

  The registered investment companies advised by Janus have investment objectives similar to those respective IDEX Janus funds and are listed in
Exhibit 3; the table identifies and sets forth the size of such funds/portfolios as of September 30, 2001, along with the management fee expressed as a percentage of average daily net assets for the funds/portfolios. Janus receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

  The following table sets forth certain information concerning the principal executive officer and directors of Janus:

                                                        Principal Occupation/
Name                                     Address         Position with Janus
----                                     -------        ---------------------
Thomas H. Bailey.................. 100 Fillmore Street Director, President,
                                   Denver, Colorado    Chairman & Chief
                                   80206               Executive Officer of
                                                       Janus
Helen Young Hayes................. 100 Fillmore Street Director, Vice President
                                   Denver, Colorado    of Janus; Executive Vice
                                   80206               President and Portfolio
                                                       Manager of Janus
                                                       Overseas Fund; Janus
                                                       Worldwide Fund; Janus
                                                       Aspen International
                                                       Growth Portfolio; Janus
                                                       Aspen Worldwide Growth
                                                       Portfolio; Janus Adviser
                                                       International Fund;
                                                       Janus Worldwide Fund.
Michael E. Herman................. 6201 Ward Parkway   Private investor.
                                   Kansas City,
                                   Missouri 64113
Thomas A. McDonnell............... DST Systems, Inc.   President & Chief
                                   333 West 11th St.,  Executive Officer of DST
                                   5th Floor           Systems, Inc.
                                   Kansas City, MO
                                   64105
Landon H. Rowland................. Stilwell Financial  Chairman, President &
                                   Inc. Main Street,   Chief Executive 920
                                   21st Floor Kansas   Officer of Stilwell
                                   City, MO 64105-2008 Financial Inc.
Michael Stolper................... Stolper & Co., Inc. President of Stolper &
                                   One America Plaza   Co.
                                   600 West Broadway,
                                   Suite 1010 San
                                   Diego, CA 92101

  None of the officers or Trustees of IMI or IDEX is an officer, employee, director, or shareholder of Janus.


  Current Sub-Advisory Agreements. Under the Funds' Current Advisory Agreements, and subject to review and supervision by IMI and the IDEX Board, Janus is responsible for the actual management of each Fund and for making decisions to buy, sell or hold any particular security, and Janus places orders to buy or sell securities on behalf of each Fund. Janus bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of each Fund. Janus is also responsible for selecting the broker-dealers who execute each Fund's portfolio transactions. The Current Sub-Advisory Agreement was last submitted to shareholders for IDEX Janus Capital Appreciation, IDEX Janus Global, IDEX Janus Growth, IDEX Janus Balanced and IDEX Janus Flexible Income on June 25, 1998. The Current Sub-Advisory Agreement was submitted for shareholders of IDEX Janus Growth & Income on December 1, 2000. Janus did not pay any affiliated brokerage fees for the fiscal year ended October 31, 2000.

  For its services, Janus receives the following compensation:

IDEX Janus Capital            0.50% of the first $750 million of
Appreciation, IDEX Janus      the Fund's average daily net assets;
Global, IDEX Janus Balanced,  0.45% of the next $250 million of
and IDEX Janus Growth         the Fund's average daily net assets;
                              0.4250% of the Fund's average daily
                              net assets in excess of $1 billion,
                              less 50% of any amount reimbursed
                              pursuant to the Funds' expense
                              limitation.
IDEX Janus Flexible Income    0.45% of the first $100 million of
                              the Fund's average daily net assets;
                              0.40% of the next $150 million of
                              the Fund's average daily net assets;
                              and 0.35% of the Fund's average
                              daily net assets in excess of
                              $250 million, less 50% of any amount
                              reimburse pursuant to the Fund's
                              expense limitation.
IDEX Janus Growth & Income    0.55% of the first $100 million of
                              the Fund's average daily net assets;
                              0.50% of the next $400 million of
                              the Fund's average daily net assets;
                              and 0.45% of the Funds average daily
                              net assets over $500 million.

  For the IDEX fiscal year ended October 31, 2000, Janus received the following compensation with respect to the IDEX Janus Funds (information is not included for IDEX Janus Growth & Income because it did not commence operations until December 2000):


      IDEX Janus Capital Appreciation.............................. $ 1,901,803
      IDEX Janus Global............................................   6,907,199
      IDEX Janus Balanced..........................................   1,721,405
      IDEX Janus Growth............................................  16,368,873
      IDEX Janus Flexible Income...................................     146,453

  Evaluation by the Board. Prior to and at the meeting of the Board on October 30, 2001, the Trustees of IDEX, including the Disinterested Trustees, reviewed information regarding the Transaction and the Proposed Sub-Advisory Agreement as it relates to each Fund. The Board also discussed the Transaction, and its possible effects on each Fund.

  In evaluating the Proposed Sub-Advisory Agreement as it relates to each Fund, the Board took into account that the Current Sub-Advisory Agreement, including the terms relating to the services provided thereunder by Janus and the expenses payable by each Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the effective date and the initial term. The Board gave greatest weight to ensuring continuity of management of each Fund. In light of the capabilities, resources, and personnel of Janus, the Board concluded that such continuity was in the best interests of each Fund and its shareholders. After consideration of all factors and information that the Board deemed relevant, the Board, including Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to shareholders of each Fund.

  Vote Required. As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding share of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

  In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of each Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

-------------------------------------------------------------------------------

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                         YOU VOTE "FOR" PROPOSAL No. 4

-------------------------------------------------------------------------------

Shareholder Proposals

  As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement or for submission to shareholders for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. Such proposals must be submitted within a reasonable time prior to the solicitation.

Annual Reports

  IDEX will furnish, without charge, a copy of its most recent annual and semi- annual reports to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339 or by write to IDEX at: P.O. Box 9015, Clearwater, FL 33758-9015.

Additional Information

  The Fund's investment adviser, Idex Management, Inc. and its transfer agent, Idex Investor Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716, and its principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Other Business

  Management knows of no business to be presented to the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                                          By Order of the Board of Trustees,
                                          John K. Carter, Esq.,
                                          Secretary
                                          IDEX Mutual Funds
                                          St. Petersburg, Florida

Schedule A: Fund Shares of Beneficial Interest
Schedule B: Principal Shareholders
Exhibit 1: Audit Committee Charter

Exhibit 2: Proposed Janus Sub-Advisory Agreement


Exhibit 3: Funds Sub-Advised by Janus Capital Corporation

                                   SCHEDULE A
                         SHARES OF BENEFICIAL INTEREST
                            AS OF NOVEMBER 12, 2001


                                      Shares of
                                      Benefical
Fund                                   Interest
----                                  ---------
IDEX AEGON Income Plus              11,186,121.937
IDEX Alger Aggressive Growth         9,814,500.152
IDEX Federated Tax Exempt            2,999,784.524
IDEX Gabelli Global Growth           7,446,602.211
IDEX Great Companies--AmericaSM     11,364,606.773
IDEX Great Companies--Global/2/      1,635,053.669
IDEX Great Companies--TechnologySM   4,629,930.087
IDEX Isabelle Small Cap Value        1,963,381.777
IDEX Janus Balanced                 27,843,463.277
IDEX Janus Capital Appreciation     12,795,813.072
IDEX Janus Flexible Income           9,757,698.037
IDEX Janus Global                   38,590,589.616
IDEX Janus Growth                   94,254,102.323
IDEX Janus Growth & Income           2,459,426.050
IDEX Jennison Equity Opportunity     8,121,435.379
IDEX LKCM Strategic Total Return     4,212,661.742
IDEX Pilgrim Baxter Mid Cap Growth   7,916,464.734
IDEX Salomon All Cap                25,842,139.427
IDEX T. Rowe Price Dividend Growth   3,243,837.843
IDEX T. Rowe Price Small Cap         2,222,583.139
IDEX Transamerica Equity             1,282,613.389

                                   SCHEDULE B
                             PRINCIPAL SHAREHOLDERS
                             AS OF NOVEMBER 1, 2001


                                      % of Shares of
Name/Adress          Fund     Class Beneficial Interest
-----------          ----     ----- -------------------
CONAGRA          IDEX Janus      T          7.6%
  Boston, MA     Growth

CORDES Junction  IDEX Goldman    C          8.9%
  Investors LP   Sachs Growth
  Mayer, AZ

                                   EXHIBIT 1
                               IDEX MUTUAL FUNDS
                            AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed of entirely of independent trustees.

2. The purposes of the Audit Committee are:

  (a) to oversee IDEX Mutual Funds (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

  (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

  (c) to act as liaison between the Funds' independent auditors and the full Board of Trustees.

  The function of the Committee is oversight; it is Idex Management Inc.'s ("IMI's") responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

  (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

  (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
(iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

  (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

  (d) to review the fees charged by the auditors for audit and non-audit services;

  (e) to investigate improprieties or suspected improprieties in fund operations; and

  (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.


                                     EX1-1

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for WRLIM.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                     EX1-2

                                   EXHIBIT 2
                        FORM OF SUB-ADVISORY AGREEMENT
                                    BETWEEN
                             IDEX MANAGEMENT, INC.
                                      AND
                           JANUS CAPITAL CORPORATION

  SUB-ADVISORY AGREEMENT, made as of the day of    , 200 , between IDEX
Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and Janus Capital Corporation ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Colorado.

  WHEREAS, the Investment Adviser has entered into Investment Advisory Agreements dated as of the 1/st/ day of June 1998, with respect to IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global and IDEX Janus Growth, and as of the 1/st/ day of December 2000 with respect to IDEX Janus Growth & Income (collectively, the "Advisory Agreements"), with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

  WHEREAS, IDEX is authorized to issue shares of IDEX Janus Balanced, IDEX Janus Capital Appreciation, IDEX Janus Flexible Income, IDEX Janus Global, IDEX Janus Growth and IDEX JCC Growth & Income (each a "Fund," collectively, the "Funds"), each a separate series of IDEX;

  WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

  WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Funds and the Sub-Adviser is willing to furnish such services.

  NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment.

  Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.


                                     EX2-1

2. Duties of the Sub-Adviser.

  A. Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Funds in accordance with the Funds' investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with the Funds' investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Funds, is authorized, in its discretion and without prior consultation with the Funds or the Investment Adviser, to:

      (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

      (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

  B. Additional Duties of Sub-Adviser. In addition to the above, Sub- Adviser shall:

      (1) furnish a continuous investment program, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

      (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Funds, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

      (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

      (4) have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90% -source test, for which JCC determines it has not been provided sufficient information in accordance with Section 2 of this Agreement or otherwise. All such monitoring shall be the responsibility of Investment Adviser. In addition, Sub-Adviser shall not be responsible for Fund accounting, nor shall it be required to generate information derived from Fund accounting.


                                     EX2-2

  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

3. Compensation.

  For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, (i) an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

4. Duties of the Investment Adviser.

  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

      (1) The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

      (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

      (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

      (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Funds and their shares and all amendments thereto ("Registration Statement");

      (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;


                                     EX2-3

      (6) The IDEX Prospectus (as defined above); and

      (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Funds to their shareholders or to any governmental body or securities exchange.

      (8) Notice of the Funds' custodian designated to hold assets in the Funds.

      (9) A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Funds assets may be maintained and a list of those countries available immediately.

      (10) Reports as to the composition of assets in the Funds, cash requirements and cash available for investment in the Funds.

      (11) Copies of Investment Adviser's liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of Sub-Adviser.

      (12) A list of "affiliates" of the Funds, as such term is used in the 1940 Act, including all broker-dealers affiliated with the Funds.

      (13) Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

      (14) A list of established futures accounts.

      (15) An Internal Revenue Service Form W-9 completed by the Funds.

  The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Funds or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

  D. Investment Adviser shall be responsible for providing such assistance in setting up and maintaining brokerage accounts and other accounts as Sub-Adviser reasonably requests to allow for the purchase or sale of various forms of securities pursuant to this Agreement.


                                     EX2-4

5. Brokerage.

  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of fund securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Funds, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage, research services or other goods provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to IDEX and to its other clients.

  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of fund securities by the Funds shall be placed in accordance with the standards set forth in the Advisory Agreements.

6. Ownership of Records.

  The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.


                                     EX2-5

7. Reports.

  The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

8. Services to Others Clients.

  Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Sub-Adviser's Use of the Services of Others.

  The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Funds.

10. Indemnification.

  The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Funds in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Funds or their shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses

                                     EX2-6

(including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

11. Representations of Investment Adviser and Sub-Adviser.

  The Investment Adviser and Sub-Adviser represents, warrants, and agrees as follows:

  A. The Investment Adviser and Sub-Adviser: (i) are registered as investment advisers under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) are not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) have met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) have the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party to this Agreement of the occurrence of any event that would disqualify them from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

  B. The Investment Adviser and Sub-Adviser have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if they have not already done so, will provide each other and IDEX with a copy of such code of ethics, together with evidence of its adoption, provided, however that Sub-Adviser is not required to comply with Investment Adviser's code of ethics and Investment Adviser is not required to comply with Sub-Adviser's code of ethics.

  C. The Investment Adviser and Sub-Adviser have provided each other and IDEX with a copy of each Adviser's Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to each other.

12. Term of Agreement.

  This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Funds' outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term as set forth on Schedule A.

                                     EX2-7

Thereafter, this Agreement shall continue in effect from year to year, with respect to the Funds, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Funds; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13. Termination of Agreement.

  Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Funds on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14. Amendment of Agreement.

  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Funds' outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

15. Miscellaneous.

  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                                     EX2-8

  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

  D. Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

  F. Expenses. Investment Adviser, IDEX and the Funds shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Sub-Adviser pursuant to this Agreement. Sub-Adviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Investment Adviser, IDEX, or the Funds, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Investment Adviser.

16. Custodian.

  The Funds assets shall be maintained in the custody of the custodian as identified by the Investment Manager. Any assets added to the Funds shall be delivered directly to such custodian. Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Funds' assets. Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

                                     EX2-9

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                   IDEX MANAGEMENT, INC.

_________________________________         By: _________________________________
                                             Name:
                                             Title:

Attest:                                   JANUS CAPITAL CORPORATION

_________________________________         By: _________________________________
                                             Name:
                                             Title:

                                    EX2-10

                           R. Sub-Advisory Agreement
                                   SCHEDULE A

                                                 Effective Date   Termination
                                                 of Investment      Date of
                                                    Advisory      Sub-Advisory
 Funds               Sub-Advisory                  Agreement       Agreement
 -----               ------------                --------------   ------------
 IDEX Janus Growth,  0.5000% of the first       June 1, 1998     April 30, 2003
   IDEX Janus        $750 million of the
   Global, IDEX      Fund's average daily net
   Janus Balanced    assets; 0.4500% of the
   and IDEX Janus    next $250 million of the
   Capital           Fund's average daily net
   Appreciation      assets; and 0.4250% of
                     the Funds average daily
                     net assets in excess of
                     $1 billion
 IDEX Janus Flexible 0.4500% of the first       June 1, 1998     April 30, 2003
   Income            $100 million of the
                     Fund's average daily net
                     assets; 0.4000% of the
                     Fund's average daily net
                     assets of the next
                     $150 million; and
                     0.3500% of the Funds
                     average daily net assets
                     in excess of
                     $250 million
 IDEX Janus Growth & 0.55% of the first         December 1, 2000 April 30, 2003
   Income            $100 million of the
                     Fund's average daily net
                     assets; 0.50% of the
                     next $400 million of the
                     Fund's average daily net
                     assets; and 0.45% of the
                     Fund's average daily net
                     assets over
                     $500 million.

                                     EX2-11

                                   EXHIBIT 3

FUNDS ADVISED/SUBADVISED BY JANUS

TABLE ONE--FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL APPRECIATION


                                          Net Assets
                                          (Millions)
                                             as of           Advisory Fee
                                         September 30,      (% of average
Name of Fund                                 2001         daily net assets)
------------                             ------------- ------------------------
IDEX Janus Capital Appreciation.........   $  167.1    0.50% first $750 million
                                                       0.45% next $250 million
                                                       0.425% over $1 billion
AAL Variable Product Series Fund, Inc.
AAL Aggressive Growth Portfolio.........   $    6.7    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
The AAL Mutual Funds--
AAL Aggressive Growth Fund..............   $   39.5    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
American Skandia Trust--
AST Janus Overseas Growth Portfolio.....   $  543.0    0.50% on all assets
American Skandia Trust--
AST Janus Mid-Cap Growth Portfolio......   $   52.2    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% next $1.5 billion
                                                       0.40% next $3 billion
                                                       0.375% next $5 billion
                                                       0.35% over $10 billion
American Skandia Trust--
AST Janus Strategic Value Portfolio.....   $   29.7    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% next $1.5 billion
                                                       0.40% next $3 billion
                                                       0.375% next $5 billion
                                                       0.35% over $10 billion
American Skandia Advisor Funds, Inc.--
ASAF Janus Capital Growth Fund..........   $1,035.6    0.50% first $500 million
                                                       0.45% next $500 million
                                                       0.40% next $4 billion
                                                       0.35% over $5 billion
American Skandia Advisor Funds, Inc.--
ASAF Janus Overseas Growth Fund.........   $  250.0    0.50% on all assets


                                     EX3-1

                                         Net Assets
                                         (Millions)
                                            as of           Advisory Fee
                                        September 30,      (% of average
Name of Fund                                2001         daily net assets)
------------                            ------------- ------------------------
American Skandia Advisor Funds, Inc.--
ASAF Janus Mid-Cap Growth Fund.........   $    19.2   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% next $1.5 billion
                                                      0.40% next $3 billion
                                                      0.375% next $5 billion
                                                      0.35% over $10 billion
The GCG Trust--
Growth Portfolio.......................   $   979.7   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
                                                      0.425% next $2 billion
                                                      0.40% over $3 billion
The GCG Trust--
Special Situations Portfolio...........   $    19.5   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
Janus Core Equity Fund.................   $   711.0   0.65%
Janus Enterprise Fund..................   $ 2,945.3   0.65%
Janus Global Life Sciences Fund........   $ 2,375.5   0.65%
Janus Global Technology Fund...........   $ 1,968.7   0.65%
Janus Global Value Fund................   $    56.4   0.65%
Janus Mercury Fund.....................   $ 7,875.7   0.65%
Janus Olympus Fund.....................   $ 2,942.9   0.65%
Janus Orion Fund.......................   $   561.6   0.65%
Janus Overseas Fund....................   $ 4,868.5   0.65%
Janus Special Situations Fund..........   $   907.0   0.65%
Janus Strategic Value Fund.............   $ 1,877.7   0.65%
Janus Twenty Fund......................   $14,362.7   0.65%
Janus Venture Fund.....................   $   966.1   0.65%
Janus Aspen Aggressive Growth
  Portfolio............................   $ 1,973.8   0.65%
Janus Aspen Capital Appreciation
  Portfolio............................   $ 1,126.6   0.65%
Janus Aspen Core Equity Portfolio......   $    12.6   0.65%
Janus Aspen Global Life Sciences
  Portfolio............................   $    42.4   0.65%
Janus Aspen Global Technology
  Portfolio............................   $   204.1   0.65%
Janus Aspen Global Value Fund..........   $     1.8   0.65%

                                     EX3-2

                                          Net Assets
                                          (Millions)
                                             as of           Advisory Fee
                                         September 30,      (% of average
Name of Fund                                 2001         daily net assets)
------------                             ------------- ------------------------
Janus Aspen International Growth Fund..    $1,232.6    0.65%
Janus Aspen Strategic Value Portfolio..    $   13.4    0.65%
Janus Adviser Aggressive Growth Fund...    $  262.0    0.65%
Janus Adviser Capital Appreciation
  Fund.................................    $  221.6    0.65%
Janus Adviser Core Equity Fund.........    $    7.5    0.65%
Janus Adviser Global Value Fund........    $    1.8    0.65%
Janus Adviser International Fund.......    $  386.9    0.65%
Janus Adviser Strategic Value Fund.....    $    4.4    0.65%
JNL Series Trust--
JNL/Janus Aggressive Growth Series.....    $  407.0    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
JNL Series Trust--
JNL/Janus Capital Growth Series........    $  232.3    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
John Hancock Variable Series Trust I --
Mid Cap Growth Fund....................    $  212.5    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
Manufacturers Investment Trust--
Dynamic Growth Trust...................    $  109.1    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
MassMutual Institutional Funds--
MassMutual Aggressive Growth Fund......    $  121.1    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
Metropolitan Series Fund, Inc.--
Janus Mid-Cap Portfolio................    $  930.5    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
Met Investors Series Trust--
Janus Aggressive Growth Portfolio......    $    7.8    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million


                                     EX3-3

                                           Net Assets
                                           (Millions)
                                              as of           Advisory Fee
                                          September 30,      (% of average
Name of Fund                                  2001         daily net assets)
------------                              ------------- ------------------------
Ohio National Fund, Inc.--
Aggressive Growth Portfolio..............   $   14.1    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
Pacific Select Fund--
Growth LT Portfolio......................   $2,076.0    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
Pacific Select Fund--
Focused 30 Portfolio.....................   $   42.5    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
Pacific Select Fund--
Strategic Value Portfolio................   $   67.0    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
The Phoenix Edge Series Fund--
Phoenix-Janus Core Equity Series            $   18.6    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
The Travelers Series Trust--
Capital Appreciation Fund................   $1,188.9    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million
WM Group of Funds--
Growth Fund..............................   $  568.0    0.55% first $25 million
                                                        0.50% next $475 million
                                                        0.45% over $500 million
WM Variable Trust--
Growth Fund..............................   $  158.1    0.55% first $25 million
                                                        0.50% next $475 million
                                                        0.45% over $500 million


                                     EX3-4

TABLE TWO--FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE

PRESERVATION OF CAPITAL

                                         Net Assets
                                         (Millions)
                                            as of           Advisory Fee
                                        September 30,      (% of average
Name of Fund                                2001         daily net assets)
------------                            ------------- ------------------------
IDEX Janus Global......................   $   884.3   0.50% first $750 million
                                                      0.45% next $250 million
                                                      0.425% over $1 billion
IDEX Janus Growth......................   $ 1,726.0   0.50% first $750 million
                                                      0.45% next $250 million
                                                      0.4250% over $1 billion
AEGON/Transamerica Series Fund, Inc.--
Janus Global Portfolio.................   $   988.9   0.50%
AEGON/Transamerica Series Fund, Inc.--
Janus Growth Portfolio.................   $ 1,514.0   0.50%
American Skandia Trust--
JanCap Growth Portfolio................   $ 2,149.1   0.50% first $500 million
                                                      0.45% next $500 million
                                                      0.40% next $4 billion
                                                      0.35% over $5 billion
Janus Fund.............................   $23,323.4   0.65%
Janus Fund 2...........................   $   362.4   0.65%
Janus Worldwide Fund...................   $19,956.7   0.65%
Janus Aspen Growth Portfolio...........   $ 2,388.4   0.65%
Janus Aspen Worldwide Growth
  Portfolio............................   $ 5,248.5   0.65%
Janus Adviser Growth Fund..............   $   221.5   0.65%
Janus Adviser Worldwide Fund...........   $   838.4   0.65%
JNL Series Trust --
Global Equities Series.................   $   366.3   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
Lincoln National Capital Appreciation
  Fund, Inc. --
Capital Appreciation Fund..............   $ 1,002.8   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
Metropolitan Series Fund, Inc. --
Janus Growth Portfolio.................   $     6.3   0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million


                                     EX3-5

TABLE THREE--FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                         Net Assets
                                         (Millions)
                                            as of           Advisory Fee
                                        September 30,      (% of average
Name of Fund                                2001         daily net assets)
------------                            ------------- ------------------------
IDEX Janus Growth and Income...........   $   18.6    0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
The GCG Trust --
Growth and Income Portfolio............   $   66.0    0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
Janus Growth and Income Fund...........   $6,352.9    0.65%
Janus Aspen Growth and Income
  Portfolio............................   $  157.8    0.65%
Janus Adviser Growth and Income Fund...   $   41.5    0.65%
JNL Series Trust --
JNL Growth and Income Series...........   $   19.1    0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million
Scudder Variable Series II--
SVS Growth and Income Portfolio........   $  132.8    0.55% first $100 million
                                                      0.50% next $400 million
                                                      0.45% over $500 million

                                     EX3-6

TABLE FOUR--FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                          Net Assets
                                          (Millions)
                                             as of           Advisory Fee
                                         September 30,      (% of average
Name of Fund                                 2001         daily net assets)
------------                             ------------- ------------------------
IDEX Janus Balanced Fund................   $  469.5    0.50% first $750 million
                                                       0.45% next $250 million
                                                       0.425% over $1 billion
Janus Balanced Fund.....................   $4,323.5    0.65%
Janus Aspen Balanced Portfolio..........   $3,340.9    0.65%
Janus Adviser Balanced Fund.............   $  521.2    0.65%
Jefferson Pilot Variable Funds, Inc. --
JPVF Balanced Portfolio.................   $   63.9    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million
JNL Series Trust --
JNL/Janus Balanced Series...............   $   69.9    0.55% first $100 million
                                                       0.50% next $400 million
                                                       0.45% over $500 million

                                     EX3-7

TABLE FIVE--FUNDS SEEKING TOTAL RETURN

                                       Net Assets
                                       (Millions)
                                          as of            Advisory Fee
                                      September 30,        (% of average
Name of Fund                              2001           daily net assets)
------------                          ------------- ---------------------------
IDEX Janus Flexible Income..........    $   81.4    0.45% first $100 million
                                                    0.40% next $150 million
                                                    0.35% over 250 million
Janus Flexible Income Fund..........    $1,257.0    0.65% of first $300 million
                                                    0.55% over $300 million
Janus Aspen Flexible Income
  Portfolio.........................    $  366.2    0.65% of first $300 million
                                                    0.55% over $300 million
Janus Adviser Flexible Income Fund..    $    7.6    0.65% of first $300 million
                                                    0.55% over $300 million
The Phoenix Edge Series Fund --
Phoenix-Janus Flexible Income
  Series............................    $   23.5    0.55% first $100 million
                                                    0.50% next $400 million
                                                    0.45% over $500 million

                                     EX3-8

PROXY                         IDEX MUTUAL FUNDS                       PROXY CARD
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                      NOTICE OF A MEETING OF SHAREHOLDERS

The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the funds of IDEX Mutual Funds ("IDEX") that are listed below (each a "Fund", collectively, the "Funds") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, February 8th, 2001 at 10:00 a.m., Eastern Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated November 21, 2001, receipt of which is hereby acknowledged.

I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated November 21, 2001. This instruction will be voted as specified. If no specification is made, this Instruction will be voted "FOR" each proposal.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           VOTE VIA THE FACSIMILE: 1-888-796-9932
                           -----------------------------------------------------
                            CONTROL NUMBER:   999 9999 9999 999
                           -----------------------------------------------------

                           NOTE: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
                           If a corporation, this signature should be that of an authorized officer who should state his or her name.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date

FUND                                                           FUND
----                                                           ----
Fundname Drop-in  1                  12578.2560                Fundname Drop-in  2                  5125.2450
Fundname Drop-in  3                   5685.5087                Fundname Drop-in  4                  2215.5654
Fundname Drop-in  5                    632.5087                Fundname Drop-in  6                  2565.5654
Fundname Drop-in  7                  12578.2560                Fundname Drop-in  8                  5125.2450
Fundname Drop-in  9                   5935.5027                Fundname Drop-in 10                  2268.5614
Fundname Drop-in 11                   5635.5087                Fundname Drop-in 12                  2065.5654

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal. PLEASE MARK VOTES AS IN THIS EXAMPLE:

--------------------------------------------------------------------------------
       To vote FOR all Funds on all Proposals mark this box. (No other vote is
               ---
necessary.)
--------------------------------------------------------------------------------

1. To re-elect the current Trustees to the Board and to elect two new Trustees to the Board:

                                                                                                   FOR  WITHHOLD   FOR ALL
        Current Trustees:                                                                          ALL     ALL     EXCEPT
         01  Peter R. Brown                02  Charles C. Harris        03 John R. Kenney
         04  Patrick S. Baird              05  Jack E. Zimmerman        06 William W. Short, Jr.   [_]     [_]      [_]
         07  Daniel Calabria

        Nominees:
         08 Russell A. Kimball, Jr.        09 Janice B. Case

   To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line below:

--------------------------------------------------------------------------------

2.a To approve a change to the fundamental investment restriction regarding the issuance of senior securities.

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]
Fundname Drop-in 7   [_]    [_]     [_]    Fundname Drop-in 8   [_]    [_]     [_]      Fundname Drop-in 9   [_]    [_]     [_]
Fundname Drop-in 10  [_]    [_]     [_]    Fundname Drop-in 11  [_]    [_]     [_]      Fundname Drop-in 12  [_]    [_]     [_]

2.b To approve a change to the fundamental investment restriction regarding portfolio diversification.

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]
Fundname Drop-in 7   [_]    [_]     [_]    Fundname Drop-in 8   [_]    [_]     [_]      Fundname Drop-in 9   [_]    [_]     [_]
Fundname Drop-in 10  [_]    [_]     [_]    Fundname Drop-in 11  [_]    [_]     [_]      Fundname Drop-in 12  [_]    [_]     [_]

2.c To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.


  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]

2.d To approve a change to the fundamental investment restriction regarding investments for the purpose of exercising control.

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]

2.e To approve a technical change to the fundamental investment restriction regarding industry concentration.

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]
Fundname Drop-in 7   [_]    [_]     [_]    Fundname Drop-in 8   [_]    [_]     [_]      Fundname Drop-in 9   [_]    [_]     [_]
Fundname Drop-in 10  [_]    [_]     [_]    Fundname Drop-in 11  [_]    [_]     [_]      Fundname Drop-in 12  [_]    [_]     [_]

3. To approve permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for each fund of IDEX, without obtaining shareholder approval. ("Sub-Adviser Approval Policy.")

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]
Fundname Drop-in 7   [_]    [_]     [_]    Fundname Drop-in 8   [_]    [_]     [_]      Fundname Drop-in 9   [_]    [_]     [_]
Fundname Drop-in 10  [_]    [_]     [_]    Fundname Drop-in 11  [_]    [_]     [_]      Fundname Drop-in 12  [_]    [_]     [_]

4. To approve a new Sub-Advisory Agreement between IMI and Janus with respect to IDEX Janus Growth, IDEX Janus Global, IDEX Janus Capital Appreciation, IDEX Janus Balanced, IDEX Janus Growth and Income and IDEX Janus Flexible Income.

  [_] to vote all Funds FOR;  [_] to vote all Funds AGAINST;   [_] to ABSTAIN votes for all Funds;      or vote separately by Fund
                                                                                                        below.

                     FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop-in 1   [_]    [_]     [_]    Fundname Drop-in 2   [_]    [_]     [_]      Fundname Drop-in 3   [_]    [_]     [_]
Fundname Drop-in 4   [_]    [_]     [_]    Fundname Drop-in 5   [_]    [_]     [_]      Fundname Drop-in 6   [_]    [_]     [_]
Fundname Drop-in 7   [_]    [_]     [_]    Fundname Drop-in 8   [_]    [_]     [_]      Fundname Drop-in 9   [_]    [_]     [_]
Fundname Drop-in 10  [_]    [_]     [_]    Fundname Drop-in 11  [_]    [_]     [_]      Fundname Drop-in 12  [_]    [_]     [_]

   In the discretion of IDEX, to transact such other business as may properly come before the Meeting or any adjournments thereof.

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YOUR PROXY CARD TODAY!                                                 IMF_12054